                     NATIONAL INFORMATION CONSORTIUM, INC.
                              12 Corporate Woods
                        10975 Benson Street, Suite 390
                          Overland Park, Kansas 66210
                                 (913) 498-3468

                        -------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On May 7, 2002

                        -------------------------------

TO THE SHAREHOLDERS OF NATIONAL INFORMATION CONSORTIUM, INC.:


     The Annual Meeting of Shareholders of National Information Consortium, Inc., a Colorado corporation (the "Company"), will be held at the Doubletree Hotel, Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on May 7, 2002, at 10:00 a.m., Central Daylight Time, to consider and take action on:


   1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders;


   2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to change the Company's name to NIC Inc.;


   3. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002; and


   4. In the discretion of the designated proxies upon such other business relating to the foregoing as may properly come before the meeting, and such matters incidental to the conduct of the meeting, and at any adjournments or postponements thereof.


     The Board of Directors has fixed March 18, 2002, as the record date for the determination of Shareholders entitled to receive notice of and to vote at the meeting or any adjournments or postponements thereof. A list of the Shareholders will be available for inspection at the offices of the Company during ordinary business hours for the ten-day period prior to the Annual Meeting.


                                     By Order of the Board of Directors:





                                     William F. Bradley, Jr.
                                     Secretary


Overland Park, Kansas
March 28, 2002

                     NATIONAL INFORMATION CONSORTIUM, INC.


                             ---------------------
                                PROXY STATEMENT
                             ---------------------


                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National Information Consortium, Inc. (the "Company"), a Colorado corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders. The meeting will be held at the Doubletree Hotel, Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on May 7, 2002, at 10:00 a.m. Central Daylight Time, and any adjournments thereof (the "Meeting").

     If you specify a choice on the proxy as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted

    o FOR the election of the six nominees for Director named herein;

    o FOR an amendment to the Company's Articles of Incorporation to change the name of the Company to NIC Inc.; and

    o FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ended December 31, 2002.

     You can revoke your proxy any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Corporate Secretary of the Company, by submitting another proxy that is properly signed and bears a later date, or by voting in person at the Meeting. Attendance at the Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to 12 Corporate Woods, 10975 Benson Street, Suite 390, Overland Park, Kansas 66210,
Attention: Corporate Secretary.

     Shares represented by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors.

     The close of business on March 18, 2002, has been fixed as the record date for determining the Shareholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 56,418,007 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Shareholders. This Proxy Statement and the accompanying proxy are being mailed on or about March 28, 2002, to all Shareholders entitled to notice of and to vote at the Meeting.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of the Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, and other electronic means, and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2001, is being mailed to the Shareholders with the Proxy Statement but does not constitute a part hereof.

                                SHARE OWNERSHIP

     The following table sets forth information concerning the ownership of Common Stock by (i) each current member of the Board of Directors of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation" below, (iii) all current Directors, and executive officers of the Company as a group and (iv) the beneficial owners of more than 5% of the outstanding shares of Common Stock, all as of March 1, 2002.



                                                                    Shares Beneficially Owned (1)
                                                                    -----------------------------
                                                                       Number        Percentage
                                                                    ------------     -----------
5% Shareholders
Jeffery S. Fraser and Ross C. Hartley, co-trustees of National
 Information Consortium Voting Trust, dated June 30, 1998 ......... 27,474,644       48.7%
 c/o Jeffery S. Fraser
 P.O. Box 4919
 Jackson, WY 83001
Hellman & Friedman Capital Partners III, L.P.  ....................  2,598,072        4.6
 c/o Hellman & Friedman LLC
 One Maritime Plaza
 San Francisco, CA 94111
H&F Orchard Partners III, L.P. ....................................    189,231          *
 c/o Hellman & Friedman LLC
 One Maritime Plaza
 San Francisco, CA 94111
H&F International Partners III, L.P. ..............................     56,884          *
 c/o Hellman & Friedman LLC
 One Maritime Plaza
 San Francisco, CA 94111
F. Warren Hellman .................................................  2,844,187        5.0
 c/o Hellman & Friedman LLC
 One Maritime Plaza
 San Francisco, CA 94111

Named Executive Officers and Directors
 Jeffery S. Fraser                                                  27,474,644       48.7
 James B. Dodd                                                       1,271,712        2.3
 Eric J. Bur                                                           126,250          *
 William F. Bradley, Jr.                                             1,860,363        3.3
 Kevin C. Childress                                                    378,500          *
 Samuel R. Somerhalder                                               2,044,685        3.6
 Harry H. Herington                                                  1,046,147        1.9
 John L. Bunce, Jr.                                                  2,965,097        5.3
 Dan Evans                                                              61,442          *
 Ross C. Hartley                                                    27,474,644       48.7
 Pete Wilson                                                            32,500          *
 Pradeep K. Agarwal                                                    117,637          *
 Stephen M. Kovzan                                                      24,655          *
 All executive officers and directors as a group (13 persons)       32,359,415       57.4

----------
  * Less than 1%.

(1) The number of shares of Common Stock issued and outstanding on March 1, 2002, was 56,418,007. The calculation of percentages is based upon the number of shares of Common Stock issued and outstanding on such date, plus shares of Common Stock subject to options held by the respective persons on March 1, 2002 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, except as described below.

     H&F Investors III, a California general partnership, is the sole general partner of Hellman & Friedman Capital Partners III, L.P., a California limited partnership, H&F Orchard Partners III, L.P., a California limited partnership, and H&F International Partners III, L.P., a California limited partnership. Mr. Bunce is a Managing Director of Hellman & Friedman LLC, an affiliate of H&F Investors III. The managing general partner of H&F Investors III is Hellman & Friedman Associates III, L.P., a California limited partnership, and the general partner of Hellman & Friedman Associates III is H&F Investors III, Inc., a California corporation. The sole shareholder of H&F Investors III, Inc. is the Hellman Family Revocable Trust. F. Warren Hellman is a director of H&F Investors III, Inc. and a trustee of the Hellman Family Revocable Trust. The investment decisions of H&F Investors III, Inc. are made by an executive committee, of which Mr. Hellman and Mr. Bunce are voting members. The executive committee indirectly exercises voting and investment power with respect to the shares of Common Stock held by Hellman & Friedman Capital Partners III, H&F Orchard Partners III and H&F International Partners III, and, therefore, as members of the executive committee, Messrs. Hellman and Bunce could be deemed to beneficially own such shares. Each of Mr. Hellman and Mr. Bunce disclaims such beneficial ownership except to the extent of his indirect pecuniary interest in such shares.

     Shares held by Mr. Bunce include 120,910 shares owned directly by Mr. Bunce and shares owned by Hellman & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P. and H&F International Partners III, L.P. Mr. Bunce disclaims beneficial ownership of all shares of Common Stock held by Hellman & Friedman Capital Partners III, H&F Orchard Partners III and H&F International Partners III, except to the extent of his individual indirect pecuniary interest in those shares.

     Shares held by Mr. Fraser include 21,078,952 shares held in the Voting Trust for which Mr. Fraser acts as a co-trustee, 6,084,426 shares held in the Voting Trust of which a family trust established for the benefit of Mr. Fraser is the beneficial owner and 311,266 shares are held for the benefit of Crimson Tide Charitable Remainder Unitrust, for which Mr. Fraser is the trustee.

     Shares held by Mr. Dodd include 149,103 shares held for the benefit of Mr. Dodd in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustees, 7,848 shares in a trust established for the benefit of Mr. Dodd and his family, and 1,114,761 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Bur include 106,250 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Bradley include 1,835,363 shares held for the benefit of Mr. Bradley in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustees, and 25,000 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Childress include 20,419 shares held for the benefit of Mr. Childress in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustee, and 358,081 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Somerhalder include 2,018,185 shares held for the benefit of Mr. Somerhalder or his wife in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustees. These shares include 177,823 shares held by Mr. Somerhalder's wife, Jean Somerhalder, as custodian to Chloe V. Fraser, 177,823 shares held by Mrs. Somerhalder as custodian to Jacob B. Fraser, 177,823 shares held by Mrs. Somerhalder as custodian to Joshua D. Fraser, 177,823 shares held by Mrs. Somerhalder as custodian to Matthew S. Fraser and 177,823 shares held by Mrs. Somerhalder as custodian to William N. Fraser, and 1,500 shares held directly by Mrs. Somerhalder. Shares held also include 25,000 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Herington include 1,021,147 shares held for the benefit of Mr. Herington in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustees. These shares include 13,300 shares held for each of Mr. Herington's minor children, Harry H. Herington and Amanda K. Herington. Shares held by Mr. Herington also include 25,000 shares subject to options exercisable within 60 days of March 1, 2002.

     Shares held by Mr. Hartley include 20,173,514 shares held in the Voting Trust for which Mr. Hartley acts as a co-trustee and 7,301,130 shares held for the benefit of Mr. Hartley or his children in the Voting Trust. Shares held for the benefit of Mr. Hartley or his children include 319,683 shares held in an irrevocable trust established for the benefit of Hillary L. Hartley, 319,683 shares held in an irrevocable trust established for the benefit of Antonia C. Hartley and 319,683 shares held in an irrevocable trust established for the benefit of William R. Hartley.


     Shares held by Governor Wilson include 20,000 shares subject to options exercisable within 60 days of March 1, 2002.


     Shares held for Governor Evans include 41,442 shares held in a family trust for which Governor Evans and his wife act as co-trustees, and 20,000 shares subject to options exercisable within 60 days of March 1, 2002.


     Shares held by Mr. Agarwal include 115,000 shares subject to options exercisable within 60 days of March 1, 2002.


     Shares held by Mr. Kovzan represent shares subject to options which are exercisable within 60 days of March 1, 2002.


     Shares held by all executive officers and directors as a group include 27,474,644 shares held in the Voting Trust for which Messrs. Fraser and Hartley act as co-trustees and 1,833,747 shares subject to options exercisable within 60 days of March 1, 2002.

                                  MANAGEMENT

Directors

     The following table sets forth certain information regarding NIC's directors:



Name                           Age  Position
----------------------------- ----- ------------------------------------------------
Jeffery S. Fraser ...........   42  Chairman of the Board and Director
James B. Dodd ...............   44  President, Chief Executive Officer and Director
John L. Bunce, Jr. ..........   42  Director
Dan Evans ...................   77  Director
Ross C. Hartley .............   54  Director
Pete Wilson .................   68  Director

     Jeffery S. Fraser, one of the Company's founders, has served as the Company's Chairman since April 1998 and as one of the Company's directors since the Company's formation. Mr. Fraser also served as the Company's Chief Executive Officer from April 1998 until November 1999 and as its President from April 1998 to December 1998. Mr. Fraser was also the Chief Executive Officer from April 1998 to December 1998 and President and Chief Executive Officer of the Company's subsidiary, National Information Consortium USA, Inc., from January 1993 to April 1998. Additionally, from January 1992 to September 1998, he served as President and Chief Executive Officer of the Company's subsidiary, Kansas Information Consortium, Inc. Mr. Fraser holds a B.S. in human resource management and an M.S. in information systems from Friends University in Wichita, Kansas.

     James B. Dodd has served as the Company's President, Chief Executive Officer and a director since November 1999. He also served as the Company's President, Chief Operating Officer and a director from January 1999 to December 1999. Prior to joining the Company, Mr. Dodd spent 14 years with Sprint Corporation, a telecommunications company, where he served in various senior management positions including, most recently, as Vice President and General Manager of Sprint's Consumer Internet Access Group. Other positions he held at Sprint included Vice President of Consumer International Marketing from 1992 to 1994, and Vice President of Consumer Product Management and Development from 1995 to 1996. Mr. Dodd earned a CPA in 1982 and holds a B.A. in economics from Stanford University and an M.B.A. from the Harvard Business School.

     John L. Bunce, Jr. has served as one of the Company's directors since June 1998. Mr. Bunce is a Managing Director and a member of the executive committee of Hellman & Friedman LLC, a direct investment firm, which he joined as an associate in 1988. Hellman & Friedman LLC is an affiliate of Hellman & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P. and H&F International Partners III, L.P. Mr. Bunce also serves as a director of Western Wireless Corporation, a cellular telecommunications company, Voicestream Wireless Corporation, a telecommunications provider of personal communications services, Bronner Slosberg Humphrey, Co., a direct marketing and interactive agency, Falcon International Communications L.P., a cable company, MobileMedia Corporation, a paging and messaging services company and Arch Capital Group Ltd., a Bermuda-based re-insurance company. Mr. Bunce holds a B.A. in international relations from Stanford University and an M.B.A. from the Harvard Business School.

     Dan Evans has served as one of the Company's directors since November 1998. Governor Evans is the chairman of and has served as a consultant for Dan Evans Associates Consulting, a consulting company in Washington, since May 1989. Governor Evans currently serves as a director of Puget Sound Energy, an investor-owned electric utility company, Flow International, a robotics company, Western Wireless Corporation, a wireless communications company, and Tera Computer, a computer manufacturing company. He also served as a U.S. Senator from September 1983 to January 1989 and the Governor of the State of Washington from January 1965 to January 1977. Governor Evans holds a B.S. and an M.S. in civil engineering from the University of Washington.

     Ross C. Hartley, one of the Company's founders, has served as one of the Company's directors since the Company's formation. From its incorporation to March 1999, Mr. Hartley served as Vice President of Marketing of Kansas Information Consortium, Inc. Mr. Hartley also served as President of The Hartley

Insurance Group, an insurance company in Kansas, from 1974 to 2000. He also serves as a director of Empire District Electric Company, an investor-owned electric utility company. Mr. Hartley holds a B.S. in mathematics from Baker University in Baldwin City, Kansas and a J.D. degree from the University of Kansas School of Law.

     Pete Wilson has served as one of the Company's directors since July 1999. Governor Wilson served as Governor of the State of California from 1991 until 1999. Prior to serving as Governor of California, Governor Wilson served in the U.S. Senate for eight years, representing the State of California. He has also served as the mayor of San Diego, California. Governor Wilson is a member of The Irvine Company board of directors and is on the Thomas Weisel Partners board of advisors. He received his undergraduate degree from Yale University and his law degree from Boalt Hall (University of California at Berkeley). After graduating from Yale, Governor Wilson spent three years in the Marine Corps as an infantry officer.

     All directors hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. Executive officers are elected by and serve at the discretion of the board of directors.


Committees of the Board and Meetings

     Meeting Attendance. During the fiscal year ended December 31, 2001, there were four (4) meetings of the Board of Directors, five (5) meetings of the Audit Committee of the Board of Directors and four (4) meetings of the Compensation Committee of the Board of Directors. No Director attended fewer than 75% of the total number of meetings of the Board of Directors and its committees on which he served during the fiscal year. In addition, the Board of Directors and its Committees acted at various times by unanimous written consent pursuant to Colorado law.

     Audit Committee. The Audit Committee, which held five (5) meetings in fiscal 2001, currently has three members, Messrs. Bunce, Evans and Wilson. The Audit Committee reviews the engagement of the Company's independent public accountants, and reviews quarterly and annual financial statements, considers matters relating to accounting policy and internal control and reviews the scope of annual audits.

     Compensation Committee. The Compensation Committee, which met four (4) times during fiscal 2001, currently has two members, Messrs. Fraser and Hartley. The Compensation Committee reviews and approves the salaries, bonuses and other compensation payable to the Company's executive officers. The Committee also administers the Company's stock plans, including the Amended and Restated 1998 Stock Option Plan, the 1999 Stock Option Plan of SDR Technologies, Inc. and the 1999 Employee Stock Purchase Plan.


Compensation of Directors

     The Company's policy is not to pay cash compensation to members of the Board for serving as a Director or for their attendance at Board meetings or Committee meetings. Directors who are not employees of the Company are reimbursed for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.

     All Directors are eligible to participate in the Company's Amended and Restated 1998 Stock Option Plan, and non-employee Directors are eligible to participate in the Company's 1999 Employee Stock Purchase Plan. The Compensation Committee determines the number and terms of grants, subject to the restrictions in the Plans relating to the duration of the options, the size of an option award and the exercise price.


Family Relationships

     There are no family relationships among any of the Company's directors or executive officers other than between Mr. Fraser and Mr. Somerhalder, who are brothers-in-law.

Executive Officers

     The names of, and certain information regarding, executive officers of the Company who are not Directors of the Company, are set forth below. The executive officers serve at the pleasure of the Board of Directors.




Name                                  Age    Positions with the Company
----------------------------------   -----   ------------------------------------------------------
Eric J. Bur ......................     40    Chief Financial Officer
William F. Bradley, Jr. ..........     47    Executive Vice President -- Strategy, Policy & Legal,
                                              General Counsel and Secretary
Samuel R. Somerhalder ............     59    Executive Vice President -- Operations and
                                              Administration
Harry H. Herington ...............     41    Executive Vice President -- Portal Operations and
                                              Assistant Secretary
Kevin C. Childress ...............     43    Executive Vice President -- Market Development
Pradeep K. Agarwal ...............     54    Executive Vice President and Chief Information
                                              Officer
Stephen M. Kovzan ................     33    Vice President -- Financial Operations and Chief
                                              Accounting Officer

     Eric J. Bur became the Company's Chief Financial Officer in April 2001. Prior to joining the Company, Mr. Bur was the Senior Vice President of Finance for American Century Investments, Kansas City, Missouri, from 1995 through 2000. From 1987 through 1995, he was a senior manager for Ernst & Young, LLP, and from 1984 through 1987, a senior accountant with KPMG Peat Marwick. Mr. Bur received a B.S. degree in business and accounting from the University of Kansas in 1984, and is a Certified Public Accountant.

     William F. Bradley, Jr. has served as the Company's Secretary since May 1998, General Counsel since July 1998 and Executive Vice President -- Strategy, Policy and Legal since January 1999. In addition, Mr. Bradley served as a director between May 1998 to February 1999. From January 1995 to the present, he has served in various executive capacities with the Company's subsidiaries. From July 1989 to December 1994, Mr. Bradley was an associate and later a law partner at Hinkle, Eberhart & Elkouri, LLC, a law firm in Kansas. Mr. Bradley serves as a director of E-Filing.com, Inc., a provider of online filing applications for legal services. Mr. Bradley holds a B.A. degree in English from the University of Kansas, and a J.D. degree from the University of Kansas School of Law.

     Samuel R. Somerhalder has served as the Company's Executive Vice President -- Operations and Administration since January 1999. From May 1998 to November 1998, Mr. Somerhalder served as one of the Company's directors. Prior to that, he served as President, Chief Executive Officer and a director of the Company's subsidiary, Nebraska Interactive, Inc., from January 1995 until August 1999. From November 1994 to April 1996, he also served as Secretary of Nebraska Interactive, Inc. Prior to joining the Company, Mr. Somerhalder was the Senior Vice President of Marketing for First Commerce Technologies, Inc., an information technology company, from October 1991 to January 1995. Mr. Somerhalder holds a B.S. degree in business administration from Kansas State University.

     Harry H. Herington has served as the Company's Executive Vice President -- Portal Operations since January 1999. He served as one of the Company's directors from May 1998 to February 1999. He also serves as President of National Information Consortium USA, Inc. From September 1995 to September 1996, Mr. Herington served as the Vice President of Kansas Information Consortium, Inc. Prior to joining the Company, Mr. Herington was the Associate General Counsel for the League of Kansas Municipalities from August 1992 to September 1995. Mr. Herington holds a B.A. degree in photo journalism from Wichita State University in Kansas and a J.D. degree from the University of Kansas School of Law.

     Kevin C. Childress served as the Company's Chief Financial Officer from May 1999 to April 2001. Mr. Childress currently serves as Executive Vice President -- Market Development. Prior to joining the

Company, Mr. Childress served as a Managing Director at the investment banking firm of BT Alex. Brown, Inc. from 1992 to 1999. Prior to joining BT Alex. Brown, Mr. Childress was with Salomon Brothers Inc. for 11 years, part of which time was spent as the manager of the firm's Chicago-based Midwest municipal finance group. Mr. Childress serves as a director of E-Filing.com, Inc., a provider of online filing applications for legal services. Mr. Childress holds a B.A. degree in economics and political science from Stanford University.


     Pradeep K. Agarwal has served as the Company's Executive Vice President and Chief Information Officer since July 2000. From 1996 to joining the Company, Mr. Agarwal served as Chief Information Officer for the California Franchise Tax Board, where he established and led a national platform to help states with their electronic commerce processes and strategies. From 1984 to 1996, he managed the information technology programs for the California Department of General Services. In 1999, he chaired the National Electronic Commerce Coordinating Council, and in 1995, he served as the president of the national association of the state CIO's, known as NASIRE. Mr. Agarwal holds a B.S. degree in mechanical engineering from the Indian Institute of Technology, in New Dehli, India, a M.S. degree in mechanical engineering from California State University at Sacramento and a M.S. degree in operations research from the University of California at Berkeley.


     Stephen M. Kovzan has served as the Company's Vice President of Financial Operations since September 2000. Mr. Kovzan joined the Company in October 1999 and served as the Company's Controller until September 2000. Prior to joining the Company, Mr. Kovzan served as a business assurance manager with PricewaterhouseCoopers LLP. Mr. Kovzan is a Certified Public Accountant and holds a B.S. in business administration from the University of Tulsa andan M.S. in business from the University of Kansas.

EXECUTIVE COMPENSATION


Summary Compensation Table

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated persons whose total salary, bonus and other compensation exceeded $100,000 (collectively, the "named executive officers") during fiscal 2001. In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other personal benefits received by the executive officers named in the table below which do not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for these officers.



                                                                                    Long-Term
                                                                               Compensation Awards
                                                                            -------------------------
                                                Annual Compensation          Restricted   Securities
                                         ----------------------------------     Stock     Underlying      All Other
                                   Year     Salary      Bonus      Other       Awards     Options(#)     Compensation
                                  ------ ----------- ---------- ----------- ------------ ------------ -----------------
James B. Dodd ................... 2001   $200,000         --          --            --      160,000     $11,270  (1)
 President and Chief              2000    200,000         --          --            --           --      14,017  (2)
 Executive Officer                1999    197,746         --          --            --           --      24,170  (3)

Harry H. Herington .............. 2001    176,000    $11,000          --            --      110,000      11,270  (4)
 Executive Vice President --      2000    140,000         --          --            --           --      13,937  (5)
 Portal Operations                1999    136,500         --          --            --           --      24,504  (6)

Kevin C. Childress .............. 2001    175,000         --          --            --      360,000       8,645  (7)
 Executive Vice President --      2000    175,000         --    $290,653            --           --       8,821  (8)
 Market Development               1999    109,487         --          --            --      696,511       2,493  (9)

Pradeep K. Agarwal .............. 2001    170,000         --          --            --      200,000      11,270 (10)
 Executive Vice President --      2000    115,000         --          --       $30,000      270,000      13,895 (11)
 Chief Information Officer

Samuel R. Somerhalder ........... 2001    147,500         --          --            --      110,000       9,557 (12)
 Executive Vice President --      2000    140,000         --          --            --           --      10,274 (13)
 Operations and                   1999    131,500         --          --            --           --      14,108 (14)
 Administration

----------
 (1) Includes $8,645 for health Insurance and $2,625 for 401(k) matching funds.
 (2) Includes $8,767 for health insurance and $5,250 for 401(k) matching funds.
 (3) Includes $14,670 for health insurance, $4,500 for consulting fees and $5,000 for 401(k) matching funds.
 (4) Includes $8,645 for health insurance and $2,625 for 401(k) matching funds.
 (5) Includes $8,687 for health insurance and $5,250 for 401(k) matching funds.
 (6) Includes $16,004 for health insurance, $3,500 for consulting fees and $5,000 for 401(k) matching funds.
 (7) For health insurance.
 (8) For health insurance.
 (9) For health insurance.
(10) Includes $8,645 for health insurance and $2,625 for 401(k) matching funds.
(11) Includes $8,645 for health insurance and $5,250 for 401(k) matching funds.
(12) Includes $7,344 for health insurance and $2,213 for 401(k) matching funds.
(13) Includes $6,074 for health insurance and $4,200 for 401(k) matching funds.
(14) Includes $10,163 for health insurance and $3,945 for 401(k) matching funds.

     Consulting fees consist of fees the Company paid to the executive officers in the table above for their services as directors of the Company's subsidiaries, as well as for business advisory services they performed for the Company's subsidiaries.

     Other compensation of $290,653 for Mr. Childress consists of the dollar value of the difference between the price paid by Mr. Childress to exercise non-qualified common stock options and the fair market value of the Common Stock of the Company on the date of exercise.


Option Grants


     The following table sets forth information concerning stock option grants to the named executive officers during the fiscal year ended December 31, 2001.



                         Option/SAR Grants Fiscal 2001




                                               Individual Grants
                                  --------------------------------------------
                                                                                      Potential Realizable Value at
                                                   Percent of                         Assumed Annual Rates of Stock
                                    Number of     Total Options                    Price Appreciation for Option Term
                                   Securities      Granted to      Exercise or   ---------------------------------------
                                   Underlying     Employees in     Base Price     Expiration
                                     Options       Fiscal Year       ($/Sh)          Date         5%($)         10%($)
                                  ------------   --------------   ------------   -----------   -----------   -----------
James B. Dodd .................      150,000           4.75%        $  4.063     02-06-06       $131,340      $282,846
James B. Dodd .................       10,000           0.32%           2.100     06-24-06          4,526         9,746
Harry H. Herington ............      100,000           3.16%           4.063     02-06-06         87,560       188,564
Harry H. Herington ............       10,000           0.32%           2.100     06-24-06          4,526         9,746
Kevin C. Childress ............      100,000           3.16%           4.063     02-06-06         87,560       188,564
Kevin C. Childress ............      100,000           3.16%           2.100     06-24-06         45,256        97,461
Kevin C. Childress ............      160,000           5.06%           2.620     07-21-07         90,340       194,551
Pradeep K. Agarwal ............      100,000           3.16%           2.100     06-24-06         45,256        97,461
Pradeep K. Agarwal ............      100,000           3.16%           4.063     02-06-06         87,560       188,564
Samuel R. Somerhalder .........      100,000           3.16%           4.063     02-06-06         87,560       188,564
Samuel R. Somerhalder .........       10,000           0.32%           2.100     06-24-06          4,526         9,746

Aggregated Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values


     The following table sets forth information concerning stock option exercises by the named executive officers and the value of unexercised options at December 31, 2001.


                  Aggregated Option Exercises in Fiscal 2001
                           and Year-End Option Values




                                                                   Number of Securities
                                                                        Underlying                   Value of Unexercised
                                    Shares                          Unexercised Options              In-the-Money Options
                                   Acquired                         at Fiscal Year-end             at Fiscal Year-end($)(2)
                                      on           Value      -------------------------------   ------------------------------
Name                               Exercise     Realized(1)    Exercisable     Unexercisable     Exercisable     Unexercisable
-------------------------------   ----------   ------------   -------------   ---------------   -------------   --------------
James B. Dodd .................         --              --      1,077,261        475,749         $1,874,434        $560,203
Harry H. Herington ............         --              --             --        110,000                 --          10,800
Kevin C. Childress ............         --              --        333,081        673,430                 --         197,600
Pradeep K. Agarwal ............         --              --         90,000        380,000                 --         108,000
Samuel R. Somerhalder .........         --              --             --        110,000                 --          10,800

----------
(1) Market value of the underlying shares on the dates of exercise less the option exercise price.

(2) Market value of shares covered by in-the-money options on December 31, 2001, less the option exercise price. Options are in the money if the market value of the shares covered thereby is greater than the option exercise price. At December 31, 2001, the closing sales price for the Company's shares was $3.18.

Employment Agreements

Jeffery S. Fraser

     On July 24, 1998, Jeffery S. Fraser entered into an employment agreement with the Company. Mr. Fraser currently serves as the Company's Chairman and as one of the Company's directors. The employment agreement provides Mr. Fraser with an annual base salary of $249,000; however, effective January 1, 2000, Mr. Fraser reduced his salary to $1.00 per year. Should the Company terminate Mr. Fraser's employment without cause on or after July 1, 2001, it must pay Mr. Fraser the equivalent of his base salary for the number of months remaining in one lump sum on the first regular pay period after his termination, and Mr. Fraser will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date. Cause is defined in the agreement as: (a) indictment or conviction for any felony or crime involving dishonesty; (b) willful participation in any fraud against the Company; (c) willful breach of Mr. Fraser's duties to the Company; (d) intentional damage to any of the Company's property; or (e) conduct by Mr. Fraser which the Company's board of directors determines to be inappropriate for his position.

     Should the Company terminate Mr. Fraser's employment for cause, it must pay Mr. Fraser all compensation due on the date of termination.

     Under the terms of his agreement, Mr. Fraser may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Fraser entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Fraser's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Fraser: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

James B. Dodd

     On September 1, 2000, James B. Dodd entered into an employment agreement with the Company. Mr. Dodd currently serves as the Company's President and Chief Executive Officer. His employment agreement provides Mr. Dodd with an annual base salary of $200,000. Should the Company terminate Mr. Dodd's employment without cause on or after January 1, 2002, Mr. Dodd will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Dodd's employment for cause, it must pay Mr. Dodd all compensation due on the date of termination.

     In the event Mr. Dodd's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, or if Mr. Dodd voluntarily terminates his employment within six (6) months of a change of control, Mr. Dodd is entitled to receive a severance payment equal to the product of the number of full years Mr. Dodd was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Dodd for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Dodd may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Dodd shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Dodd shall vest upon a change of control.

     A change of control shall be deemed to have occurred if any person (other than a trustee or a fiduciary holding securities under the Company's employee benefit plan) who is not a beneficial owner (as that term is defined in Rule 13d-3 under the Securities Exchange Act) of 5% or more of the Company's common stock as of the date of Mr. Dodd's employment agreement becomes the beneficial owner of 40% or more of the Company's common stock, or the shareholders approve a merger or consolidation of the

Company with another company, other than a merger or consolidation in which the shareholders of the Company own 50% or more of the voting stock of the surviving corporation, the sale of all or substantially all of the assets of the Company or the liquidation or dissolution of the Company.

     Under the terms of his agreement, Mr. Dodd may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Dodd entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Dodd's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Dodd: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Eric J. Bur

     On April 1, 2001, Eric J. Bur entered into an employment agreement with the Company to become the Company's Chief Financial Officer. The employment agreement provides Mr. Bur with an annual base salary of $160,000. Should the Company terminate Mr. Bur's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before April 1, 2004, the Company must pay Mr. Bur one year's base salary in a single lump sum distribution on the first regular Company pay period after his termination. Should the Company terminate Mr. Bur's employment without cause on or after April 1, 2004, Mr. Bur will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Bur's employment for cause, it must pay Mr. Bur all compensation due on the date of termination.

     In the event Mr. Bur's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Bur voluntarily terminates his employment within six (6) months of a change of control, Mr. Bur is entitled to receive a severance payment equal to the product of the number of full years Mr. Bur was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Bur for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Bur may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Bur shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Bur shall vest upon a change of control.

     Under the terms of his agreement, Mr. Bur may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Bur entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Bur's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Bur: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

William F. Bradley, Jr.

     On September 1, 2000 William F. Bradley Jr., entered into an employment agreement with the Company. Mr. Bradley currently serves as the Company's Executive Vice President -- Strategy, Policy and Legal, General Counsel and Secretary. The employment agreement provides Mr. Bradley with an annual base salary of $140,000. Effective April 1, 2001, Mr. Bradley's salary was increased to $150,000. Should the Company terminate Mr. Bradley's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before September 1, 2003, the Company must pay Mr. Bradley one year's base salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Bradley's employment without cause on or after September 1, 2003, Mr. Bradley will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.


     Should the Company terminate Mr. Bradley's employment for cause, it must pay Mr. Bradley all compensation due on the date of termination.


     In the event Mr. Bradley's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Bradley voluntarily terminates his employment within six (6) months of a change of control, Mr. Bradley is entitled to receive a severance payment equal to the product of the number of full years Mr. Bradley was employed with the Company times the sum of (a) one month's salary and
(b) one-twelfth times the annual bonus earned by Mr. Bradley for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Bradley may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Bradley shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Bradley shall vest upon a change of control.


     Under the terms of his agreement, Mr. Bradley may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Bradley entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Bradley's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Bradley: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.


Samuel R. Somerhalder


     On September 1, 2000, Samuel R. Somerhalder entered into an employment agreement with the Company. Mr. Somerhalder currently serves as the Company's Executive Vice President -- Operations and Administration. The employment agreement provides Mr. Somerhalder with an annual base salary of $140,000. Effective April 1, 2001, Mr. Somerhalder's salary was increased to $150,000. Should the Company terminate Mr. Somerhalder's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before September 1, 2003, the Company must pay Mr. Somerhalder one year's base salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Somerhalder's employment without cause on or after September 1, 2003, Mr. Somerhalder will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.


     Should the Company terminate Mr. Somerhalder's employment for cause, it must pay Mr. Somerhalder all compensation due on the date of termination.


     In the event Mr. Somerhalder's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Somerhalder voluntarily terminates his employment within six (6) months of a change of control, Mr. Somerhalder is entitled to receive a severance payment equal to the product of the number of full years Mr. Somerhalder was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Somerhalder for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to

Mr. Somerhalder may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Somerhalder shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Somerhalder shall vest upon a change of control.

     Under the terms of his agreement, Mr. Somerhalder may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Somerhalder entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Somerhalder's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Somerhalder: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Harry H. Herington

     On September 1, 2000, Harry H. Herington entered into an employment agreement with the Company. Mr. Herington currently serves as the Company's Executive Vice President -- State Operations. The employment agreement provides Mr. Herington with an annual base salary of $140,000. Effective April 1, 2001, Mr. Herington's salary was increased to $176,000. Should the Company terminate Mr. Herington's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before September 1, 2003, the Company must pay Mr. Herington one year's base salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Herington's employment without cause on or after September 1, 2003, Mr. Herington will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Herington's employment for cause, it must pay Mr. Herington all compensation due on the date of termination.

     In the event Mr. Herington's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Herington voluntarily terminates his employment within six (6) months of a change of control, Mr. Herington is entitled to receive a severance payment equal to the product of the number of full years Mr. Herington was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Herington for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Herington may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Herington shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Herington shall vest upon a change of control.

     Under the terms of his agreement, Mr. Herington may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Herington entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Herington's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Herington: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Kevin C. Childress

     On September 1, 2000, Kevin C. Childress entered into an employment agreement with the Company to serve as the Company's Chief Financial Officer. Mr. Childress currently serves as Executive Vice President -- Market Development. This agreement provides Mr. Childress with an annual base salary of

$175,000. Should the Company terminate Mr. Childress' employment without cause, as similarly defined in Mr. Fraser's employment agreement, before May 16, 2002, the Company must pay Mr. Childress the equivalent of 1.5 times his then-current salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Childress' employment without cause on or after May 16, 2002, Mr. Childress will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Childress' employment for cause, it must pay Mr. Childress all compensation due on the date of termination.

     In the event Mr. Childress's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Childress voluntarily terminates his employment within six (6) months of a change of control, Mr. Childress is entitled to receive a severance payment equal to the product of the number of full years Mr. Childress was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Childress for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Childress may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Childress shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Childress shall vest upon a change of control.

     Under the terms of his agreement, Mr. Childress may terminate his employment with the Company in writing at any time for any reason. In connection with his employment agreement, Mr. Childress entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Childress' employment with the Company terminate for any reason, the agreements provide collectively that Mr. Childress: (a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Pradeep K. Agarwal

     On September 1, 2000, Pradeep K. Agarwal entered into an employment agreement with the Company. He currently serves as the Company's Executive Vice President and Chief Information Officer. This agreement provides Mr. Agarwal with an annual base salary of $170,000. Should the Company terminate Mr. Agarwal's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before July 1, 2003, the Company must pay Mr. Agarwal his then-current salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Agarwal's employment without cause on or after July 1, 2003, Mr. Agarwal will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Agarwal's employment for cause, it must pay Mr. Agarwal all compensation due on the date of termination.

     In the event Mr. Agarwal's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Agarwal voluntarily terminates his employment within six (6) months of a change of control, Mr. Agarwal is entitled to receive a severance payment equal to the product of the number of full years Mr. Agarwal was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Agarwal for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Agarwal may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the

Internal Revenue Code, in which case, the amount payable to Mr. Agarwal shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Agarwal shall vest upon a change of control.

     Under the terms of his agreement, Mr. Agarwal may terminate his employment with the Company in writing at any time for any reason. If Mr. Agarwal terminates his employment with the Company voluntarily, he will not be entitled to severance pay. In connection with his employment agreement, Mr. Agarwal entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Agarwal's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Agarwal:
(a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Stephen M. Kovzan

     On September 1, 2000, Stephen M. Kovzan entered into an employment agreement with the Company. He currently serves as the Company's Vice President -- Financial Operations and Chief Accounting Officer. This agreement provides Mr. Kovzan with an annual base salary of $95,000. Effective April 1, 2001, Mr. Kovzan's salary was increased to $110,000. Should the Company terminate Mr. Kovzan's employment without cause, as similarly defined in Mr. Fraser's employment agreement, before October 25, 2002, the Company must pay Mr. Kovzan his then-current salary in a single lump sum distribution on the first regular Company pay period following his termination. Should the Company terminate Mr. Kovzan's employment without cause on or after October 25, 2002, Mr. Kovzan will not be entitled to severance pay, except as provided in the Company's severance benefit plan, if any, in effect on the termination date.

     Should the Company terminate Mr. Kovzan's employment for cause, it must pay Mr. Kovzan all compensation due on the date of termination.

     In the event Mr. Kovzan's employment is terminated without cause in connection with or in contemplation of a "change in control" of the Company, as similarly defined in Mr. Dodd's employment agreement, or if Mr. Kovzan voluntarily terminates his employment within six (6) months of a change of control, Mr. Kovzan is entitled to receive a severance payment equal to the product of the number of full years Mr. Kovzan was employed with the Company times the sum of (a) one month's salary and (b) one-twelfth times the annual bonus earned by Mr. Kovzan for the last complete calendar year or year of employment, whichever is greater. The amount of any severance payment to Mr. Kovzan may be reduced (but not below zero) if such payment is determined by the Company's certified public accountants to be nondeductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code, in which case, the amount payable to Mr. Kovzan shall be the maximum amount payable without causing such payment to be nondeductible by the Company. In addition, all stock options held by Mr. Kovzan shall vest upon a change of control.

     Under the terms of his agreement, Mr. Kovzan may terminate his employment with the Company in writing at any time for any reason. If Mr. Kovzan terminates his employment with the Company voluntarily, he will not be entitled to severance pay. In connection with his employment agreement, Mr. Kovzan entered into a proprietary information and inventions agreement and a non-competition agreement. Should Mr. Kovzan's employment with the Company terminate for any reason, the agreements provide collectively that Mr. Kovzan:
(a) will not use any of the Company's proprietary information without the Company's prior written consent; (b) will not use any confidential information to compete against the Company or any of the Company's employees; and (c) will not, for three years following termination, solicit any of the Company's employees or customers.

Benefit Plans

Amended and Restated 1998 Stock Option Plan

     The 1998 plan was adopted and approved by the Company's board of directors and by the Company's shareholders in May 1998, at which time a total of 4,643,377 shares of Common Stock were reserved for issuance under this plan. In November 1998, the 1998 plan was amended to reserve a total of 7,893,741 shares of Common Stock for issuance under this plan. In May 1999, the 1998 plan was amended to reserve a total of 9,286,754 shares of Common Stock for issuance under this plan. At December 31, 2001, options to purchase 599,903 shares of Common Stock granted under the 1998 plan had been exercised, options to purchase 7,609,935 shares of Common Stock were outstanding and options to purchase 1,076,916 shares of Common Stock remained available for grant. The outstanding options were exercisable at a weighted average exercise price of $5.38 per share. Outstanding options to purchase an aggregate of 3,668,894 shares were held by employees who are not officers or directors of the Company.

     The Company's board of directors has delegated administration of the 1998 plan to its Compensation Committee. Awards under the 1998 plan may consist of incentive stock options, which qualify under Section 422 of the Internal Revenue Code, or non-qualified stock options, which are stock options that do not qualify under that provision.

     The Compensation Committee may grant incentive stock options to employees and officers of the Company or any of its subsidiaries, and non-qualified stock options to employees, officers or directors of the Company or any of its subsidiaries. The Compensation Committee may set the terms of such grants, subject to the restrictions in the 1998 plan. Incentive stock option grants are subject to certain restrictions relating to the duration of the option, the size of an option award and the exercise price.

     In the event of (a) a merger, consolidation or reorganization in which NIC is not the surviving company or (b) the acquisition by another company of all or substantially all of the Company's assets, then every option outstanding under the 1998 plan may be assumed or replaced with new options of comparable value by the surviving, continuing, successor or acquiring company. In the alternative, the Compensation Committee may provide that an optionee can exercise his or her options within the period of 30 days prior to the merger, consolidation, reorganization or acquisition. Additionally, in connection with change of control situations in which a person, other than one of the Company's shareholders, directors or officers, acquires greater than 50% of the combined voting power of the company or less than a majority of the directors are persons who were nominated or selected by the Company's board of directors, the Compensation Committee may accelerate the time at which options granted under the 1998 plan may be exercised by an optionee.

     The 1998 plan will terminate automatically in 2008 unless sooner terminated by the board of directors. The board of directors has the authority to amend, suspend or terminate the 1998 plan, subject to shareholder approval of some of the amendments. However, no action may be taken which will affect any shares of Common Stock previously issued and sold or any option previously granted under the 1998 plan without the optionee's consent.

SDR 1999 Stock Option Plan

     In connection with the Company's acquisition of SDR Technologies, Inc. in May 2000, the Company adopted the 1999 Stock Option Plan of SDR Technologies, Inc. Options to purchase 229,965 shares were granted in connection with the acquisition of SDR. At December 31, 2001, options to purchase 151,234 shares of Common Stock granted under the SDR Plan had been exercised, options to purchase 62,931 shares of Common Stock were outstanding and options to purchase 13,401 had been canceled or expired. Options to purchase 2,399 shares of Common Stock remained available for grant. No options in addition to those granted at the close of the SDR transaction will be granted under this plan. The SDR Plan is also administered by the Compensation Committee of the Board.

     Unless previously terminated by the Board of Directors, the plan will terminate at the close of business on December 31, 2009. Termination of the plan will not affect any option previously granted.

1999 Employee Stock Purchase Plan

     The 1999 stock purchase plan was approved by the board of directors and the Company's shareholders in May 1999. The Company's stock purchase plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code in order to provide the Company's employees with an opportunity to purchase shares of the Company's stock through payroll deductions. An aggregate of 2,321,688 shares of Common Stock has been reserved for issuance and are available for purchase under the stock purchase plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in the Company's Common Stock or its capital structure. At December 31, 2001, no shares of Common Stock had been purchased by employees under the 1999 plan.

     All employees of the Company and of its affiliates who have been employed for a continuous period, as determined by the board or committee administering the stock purchase plan, but which will not exceed two years preceding the offering are eligible to participate in the Company's stock purchase plan, provided that no employee of the Company or of its affiliates whose customary employment is for less than five months in any calendar year and less than 20 hours per week are eligible to participate in the Company's stock purchase plan. Non-employee directors, consultants, and employees subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical their participation in a stock purchase plan are not eligible to participate in the Company's stock purchase plan.

     The Company's stock purchase plan will be administered by the Compensation Committee of the board of directors. The Compensation Committee will have complete authority to make awards and will designate offering periods not to exceed 27 months. The Compensation Committee will establish one or more purchase dates during an offering period during which stock purchase rights may be exercised and Common Stock may be purchased.

     In the event the Company dissolves, liquidates, merges or consolidates through a merger in which the Company is not the surviving corporation, effectuate a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding prior to the merger are converted into other property, whether in the form of securities, cash or otherwise, or are acquired by any person, entity or group, as defined by the Exchange Act or any successive provisions, holding at least 50% of the Company's combined voting power, then, the board or committee administering the stock purchase plan may (a) allow the surviving or acquiring corporation to assume the outstanding rights or substitute similar rights for those participating under the stock purchase plan, (b) have the existing rights under the stock purchase plan remain in full force and effect or (c) allow those participating under the stock purchase plan to use their accumulated payroll deductions to purchase the Company's Common Stock immediately prior to the transactions described above, provided that their rights under the ongoing offering period will be terminated.

     A participating employee is granted a purchase right by which shares of the Company's Common Stock may be purchased during any offering period at the lesser of (a) 85% of the fair market value of the Company's Common Stock on the date of the commencement of the offer period or (b) 85% of the fair market value of the Company's Common Stock on the purchase date. The participant's purchase right is exercised in this manner on each exercise date arising in the offer period unless, on any purchase date, the fair market value of the Company's Common Stock is lower than the fair market value of the Company's Common Stock on the first day of the offering period. If so, the participant's participation in the original offering period is terminated, and the participant is automatically enrolled in the next offering period which will commence on the next day.

     Payroll deductions may range up to 15% of a participant's regular base pay, exclusive of bonuses, overtime, shift-premiums, commissions, reimbursements or other expense allowances. Participants may not make direct cash payments to their accounts. The board or committee administering the stock purchase plan may establish the maximum number of the Company's shares of Common Stock that any employee may purchase under the stock purchase plan during an offering period. The Internal Revenue Code imposes additional limitations on the amount of Common Stock that may be purchased during any calendar year.


Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Jeffery S. Fraser, who served as Chief Executive Officer of the Company until November 1999, served as a member of the Compensation Committee during the fiscal year ended December 31, 1999, and participated in decisions concerning compensation of executive officers.

Performance Graph


     The performance graph compares the annual change in the Company's cumulative total Shareholder return on its Common Stock during a period commencing on July 15, 1999, the date the Company's stock began publicly trading, and ending on December 31, 2001 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of each of: (a) the Nasdaq (U.S. Companies) Index (Nasdaq), (b) a New Peer Group and (c) the Goldman Sachs Internet Index, assuming a $100 investment on July 15, 1999. The Company's share price at the beginning of the measurement period was the closing price for the Company's Common Stock on July 15, 1999, and not the price at which the Company's shares of Common Stock were initially offered for purchase in its public offering. It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the presentation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.



                  Comparison of Cumulative Total Return Among
                    National Information Consortium, Inc.,
         Nasdaq (U.S. Companies) Index (Nasdaq), a New Peer Group and
                        the Goldman Sachs Internet Index


[GRAPHIC OMITTED]




                             Total Return Analysis



                                             7/15/99       12/31/99      12/31/00      12/31/01
                                          ------------   ------------   ----------   -----------
National Info Consortium ..............     $ 100.00       $ 184.84      $  8.84      $  18.36
Goldman Sachs Internet Index ..........     $ 100.00       $ 136.38      $ 36.92      $  21.34
Peer Group ............................     $ 100.00       $ 247.48      $ 89.33      $ 126.37
Nasdaq Composite ......................     $ 100.00       $ 143.50      $ 87.12      $  68.78

     The New Peer Group consists of seven companies, each of whose business focus is similar to that of the Company. While not all of the companies provide services exclusively to governments, the services provided are similar to that provided by the Company. The members of the New Peer Group are as follows: PEC Solutions, Inc. (PECS), KPMG Consulting, Inc. (KCIN), Accenture, Ltd. (ACN), International Business Machines Corp. (IBM), Maximus, Inc. (MMS), American Management Systems, Inc. (AMSY) and Official Payments Corporation (OPAY). KPMG Consulting, Inc. began trading publicly on February 8, 2001, and Accenture, Ltd. began trading publicly on July 18, 2001.

     The Goldman Sachs Internet Index consists of 17 companies.


                    REPORT ON EXECUTIVE COMPENSATION BY THE
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee (the "Committee") consists of one non-employee, independent member of the Board of Directors and the Chairman of the Board. It is the responsibility of the Committee to review, recommend and approve changes to the Company's compensation policies and benefits programs, to administer the Company's stock option plans, including approving stock option grants to executive officers, and to otherwise ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented.

     The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executives whose financial interests are aligned with that of the shareholders. The Committee considers general industry practice and other factors in structuring executive compensation. The principal components of the Company's executive compensation arrangements are base salary, cash bonus awards and stock options.

     Salaries at all employee levels are generally targeted at median market levels. In determining appropriate salary levels, the Committee considers the officer's impact level, scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant executive labor markets. In February 2000, the Committee retained consultants to conduct a compensation survey in order to track Company compensation for management with that of other employers. The results of the survey will be taken into consideration as the Committee considers various employee and management compensation programs in 2001 and thereafter. The Committee reviews each senior executive officer's salary annually, and such salaries are adjusted periodically when the Committee believes that adjustment is required, taking into account competitive factors in the industry and locations of the Company's activities. While none have yet been made, supplemental cash bonus awards may be made periodically to reflect superior performance by individual employees, in accordance with recommendations by senior management.

     Mr. Dodd became the Company's President and Chief Operating Officer in January 1999 and Chief Executive Officer in November 1999. The terms of Mr. Dodd's compensation were established by direct negotiation between Mr. Dodd and the then-CEO, Jeffery S. Fraser. The Company was not a public company in January 1999. The Committee will annually review the compensation of Mr. Dodd. Mr. Dodd's compensation is determined in a manner consistent with the practices used in determining the compensation of other executive officers of the Company. Mr. Dodd's base salary for fiscal 2001 provides Mr. Dodd with a total cash compensation opportunity somewhat more conservative than relevant executive labor markets.

     The Committee believes that equity-based incentive arrangements, such as employee stock options and restricted stock, are among the most effective means available to the Company of aligning the interests of employees with the objectives of shareholders generally, competing in today's environment in the high technology sector, and of building their long term commitment to the Company. The Company emphasizes stock option awards as an essential element of the remuneration package available to its executives and employees, and believes that the practice of granting stock options is critical to retaining and recruiting talented executive personnel. Stock options typically vest in annual increments over periods of up to four years to encourage long-term commitment to the Company by the grantees. In determining the number of shares and/or share options to be given to each executive, the Committee considers the officer's responsibilities, the expected future contribution of the officer to the Company's performance, the officer's base salary and any incentive/performance-based cash bonus awards. During the fiscal year ended December 31, 2001, all of the named executive officers (five people) received options to purchase shares.

     The Committee believes the Company's stock option plans have been effective in attracting, retaining and motivating executives and employees of the Company and are an important component of the overall compensation program. The Committee will monitor the Company's compensation program in order to maintain a proper balance between cash compensation and equity-based incentives, and may consider revisions in the future, although it is expected that equity-based compensation will remain one of the principal components of compensation.


                                     The Compensation Committee


                                     Jeffery S. Fraser
                                     Ross C. Hartley


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is composed of three independent Directors, and operates under a written charter adopted by the Board of Directors. The Audit Committee recently adopted a revised Audit Committee Charter; a copy of the Charter as revised is attached as Appendix A. Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal control. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, with management, including a discussion of the quality and the acceptability of the Company's financial reporting and internal control.

     The Committee reviewed with the independent public accountants, who are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards and Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent public accountants the independent public accountants' independence from management and the Company, including the matters in the independent public accountants' written disclosures required by the Independence Standards Board Standard No. 1.

     The Committee also discussed with the Company's independent public accountants the overall scope and plans for their audit. The Committee meets periodically with the independent public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee also evaluated and recommended to the Board the reappointment of the Company's independent public accountants for fiscal 2002.


Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Company for the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2001, and the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001, were approximately $163,000.

Financial Information Systems Design and Implementation Fees

     No services were performed by PricewaterhouseCoopers LLP for financial systems design and implementation for the Company during the fiscal year ended December 31, 2001.


All Other Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered to the Company during the fiscal year ended December 31, 2001, were as follows:


           Tax compliance and other services ....................    $ 53,000
           Information systems security review ..................      33,000
           Non-financial information systems consulting .........      94,000
           Subsidiary financial statement audits ................      59,000
                                                                     --------
           Total fees ...........................................    $239,000
                                                                     ========

     The Audit Committee considered whether the provision of other non-audit services by PricewaterhouseCoopers LLP to the Company was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                     The Audit Committee


                                     John L. Bunce, Jr.
                                     Dan Evans
                                     Pete Wilson


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4 and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and Nasdaq. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that all filing requirements with respect to the year ended December 31, 2001, applicable to its officers, directors and greater than 10% beneficial owners were complied with except that the following persons or entities each filed one or more late report(s) (with the number of late reports followed by the number of transactions reported late indicated in parenthesis): James B. Dodd (1,1); Kevin C. Childress (1,1); William F. Bradley, Jr. (1,1); Harry H. Herington (2,1); Pradeep K. Agarwal (2,1); Eric J. Bur (2,1); Daniel J. Evans (1,1); Pete Wilson (2,1); Samuel R. Somerhalder (1,1) and Stephen M. Kovzan (1,1).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 2, 2001, the Company issued 5,000 shares of Common Stock to Eric
J. Bur for no cash consideration and recorded a noncash compensation charge of $17,242.

     On July 27, 2001, the Company loaned $90,000 to Kevin C. Childress in exchange for an unsecured promissory note. The note bears interest at the prime rate and is payable on February 1, 2002.

     The Company has entered into indemnification agreements with each of the Company's directors and officers. These indemnification agreements will require the Company to indemnify these individuals to the fullest extent permitted by Colorado law. The Company has also entered into various employment agreements with the Company's officers. See "Management -- Employment Agreements" for a more detailed description.

     The Company intends that all future transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                             ELECTION OF DIRECTORS
                                    (Item 1)


     The Board of Directors currently consists of six directors. If any of the nominees becomes unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees. If that occurs, the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of the substitute nominee or nominees.


     The six nominees receiving the most votes for their election will be elected directors. Abstentions and broker non-votes have no effect on the election of directors. Shareholders do not have the right to cumulate their votes for directors.


     The following is biographical information about each of the nominees:




Name                 Age                                Business Experience
------------------- -----   --------------------------------------------------------------------------
Jeffery S. Fraser   42      One of the Company's founders, has served as the Company's Chairman since April 1998 and as one of the Company's directors since the
                            Company's formation. Mr. Fraser also served as the Company's Chief
                            Executive Officer from April 1998 until November 1999 and as the
                            Company's President from April 1998 to December 1998. He was also the
                            Chief Executive Officer from April 1998 to December 1998 and President and Chief Executive Officer of the Company's subsidiary, National
                            Information Consortium USA, Inc., from January 1993 to April 1998.
                            Additionally, from January 1992 to September 1998, he served as President and Chief Executive Officer of the Company's subsidiary, Kansas
                            Information Consortium, Inc. Mr. Fraser holds a B.S. in human resource management and an M.S. in information systems from Friends University in Wichita, Kansas.

James B. Dodd       44      Has served as the Company's President, Chief Executive Officer and
                            director since November 1999. He also served as the Company's President,
                            Chief Operating Officer and a director from January 1999 to
                            December 1999. Prior to joining the Company, Mr. Dodd spent 14 years with Sprint Corporation, a telecommunications company, where he served in various senior management positions including, most recently, as Vice
                            President and General Manager of Sprint's Consumer Internet Access
                            Group. Other positions he held at Sprint included Vice President of
                            Consumer International Marketing from 1992 to 1994, and Vice President of Consumer Product Management and Development from 1995 to 1996.
                            Mr. Dodd earned a CPA in 1982 and holds a B.A. in economics from
                            Stanford University and an M.B.A. from the Harvard Business School.

Name                  Age                                 Business Experience
-------------------- -----   ----------------------------------------------------------------------------
John L. Bunce, Jr.   42      Has served as one of the Company's directors since June 1998. Mr. Bunce is a Managing Director and a member of the executive committee of
                             Hellman & Friedman LLC, a direct investment firm, which he joined as an associate in 1988. Hellman & Friedman LLC is an affiliate of Hellman
                             & Friedman Capital Partners III, L.P., H&F Orchard Partners III, L.P. and
                             H&F International Partners III, L.P. Mr. Bunce also serves as a director of
                             Western Wireless Corporation, a cellular telecommunications company,
                             Voicestream Wireless Corporation, a telecommunications provider of personal communications services, Bronner Slosberg Humphrey, Co., a direct marketing and interactive agency, Falcon International
                             Communications L.P., a cable company, MobileMedia Corporation, a paging and messaging services company and Arch Capital Group, Ltd., a
                             Bermuda-based re-insurance company. Mr. Bunce holds a B.A. in international relations from Stanford University and an M.B.A. from the
                             Harvard Business School.

Dan Evans            77      Has served as one of the Company's directors since November 1998.
                             Governor Evans is the chairman of and has served as a consultant for
                             Daniel J. Evans Associates Consulting, a consulting company in Washington, since May 1989. Governor Evans currently serves as a director of Puget
                             Sound Energy, an investor-owned electric utility company, Flow
                             International, a robotics company, Western Wireless Corporation, a wireless communications company, and Tera Computer, a computer manufacturing company. He also served as a U.S. Senator from September 1983 to
                             January 1989 and the Governor of the State of Washington from
                             January 1965 to January 1977. Governor Evans holds a B.S. and an M.S. in civil engineering from the University of Washington.

Ross C. Hartley      54      One of the Company's founders, has served as one of the Company's directors since the Company's formation. From its incorporation to
                             March 1999, Mr. Hartley served as Vice President of Marketing of Kansas
                             Information Consortium, Inc. Mr. Hartley also served as President of The
                             Hartley Insurance Group, an insurance company in Kansas, from 1974 to
                             2000. He also serves as a director of Empire District Electric Company, an investor-owned electric utility company. Mr. Hartley holds a B.S. in mathematics from Baker University in Baldwin City, Kansas and a J.D.
                             degree from the University of Kansas School of Law.

Pete Wilson          68      Has served as one of the Company's directors since July 1999. Governor
                             Wilson served as Governor of the State of California from 1991 until 1999.
                             Prior to serving as Governor of California, Governor Wilson served in the
                             U.S. Senate for eight years, representing the State of California. He has also served as the mayor of San Diego, California. Governor Wilson is a member of The Irvine Company board of directors and is on the Thomas
                             Weisel Partners board of advisors. He received his undergraduate degree from Yale University and his law degree from Boalt Hall (University of
                             California at Berkeley). After graduating from Yale, Governor Wilson spent three years in the Marine Corps as an infantry officer

Recommendation of the Board of Directors Concerning the Election of Directors

     The Board of Directors of the Company recommends a vote FOR Jeffery S. Fraser, James B. Dodd, John L. Bunce, Jr., Dan Evans, Ross C. Hartley and Pete Wilson to hold office until the 2002 Annual

Meeting of Shareholders and until their successors are elected and qualified. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.


             APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF
            INCORPORATION TO CHANGE THE COMPANY'S NAME TO NIC INC.
                                    (Item 2)


     On February 4, 2002, the Board of Directors approved an amendment to the Company's Articles of Incorporation to change the name of the Company to NIC Inc. The Board believes the name National Information Consortium, Inc. does not adequately describe the eGovernment products and services that the Company provides and has instead engendered confusion. The Company believes it has successfully established a brand under the name "NIC" with its customers and vendors, and that the new name will promote identification of the Company with this brand. The Board also believes that because NIC Inc. is shorter and easier to remember than National Information Consortium, Inc., it will actually promote recognition and facilitate identity of the Company. Thus, the Board has determined that the proposed name change is an important step in providing a more accurate perception of the Company, its business and its role in the marketplace.


     The Board has considered that fact that there may be some negative effects of a name change. For example, the Company will incur expenses associated with the name change in an amount that cannot be currently estimated, such as changing the corporate logo, marketing materials and other corporate signage. The Board, however, has determined that the benefits of the name change will likely outweigh any short-term costs associated therewith.


     Approval of the proposed amendment to the Articles of Incorporation requires the affirmative vote of a majority of the votes cast at the Meeting. If the name change is approved, shareholders will not be required to surrender their stock certificates in exchange for a certificate containing the new name. However, stock certificates containing the name NIC Inc. will be issued to a shareholder upon any purchase of the Company's Common Stock by such shareholder after the effective date of the name change. The Company intends to keep the trading symbol "EGOV" for its Common Stock.


Recommendation of the Board of Directors On the Proposal to Amend the Articles to Change the Company's Name


     The Board of Directors of the Company recommends a vote FOR the amendment of the Company's Articles of Incorporation to change the name of the Company to NIC Inc. Proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                                    (Item 3)


     The Board of Directors has appointed PricewaterhouseCoopers LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2002. The Board proposes that the shareholders ratify this appointment. PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the fiscal year ended December 31, 2001. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.


     In the event that ratification of the appointment of PricewaterhouseCoopers LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider the appointment.


     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the independent public accountants.


Recommendation of the Board of Directors Concerning the Ratification of Independent Public Accountants


     The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of the independent public accountants. Proxies solicited by the Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.


                                 OTHER MATTERS


     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.


                             SHAREHOLDER PROPOSALS


     To be considered for inclusion in the Company's proxy statement relating to the 2003 Annual Meeting of Shareholders, Shareholder proposals must be received no later than November 15, 2002. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than February 1, 2003, nor earlier than January 1, 2003. All Shareholder proposals should be marked for the attention of Corporate Secretary, National Information Consortium, Inc., 12 Corporate Woods, 10975 Benson Street, Suite 390, Overland Park, Kansas 66210.


     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.


                                     By order of the Board of Directors:



                                     William F. Bradley, Jr.
                                     Corporate Secretary


Overland Park, Kansas
March 28, 2002

                                                                      Appendix A


                     NATIONAL INFORMATION CONSORTIUM, INC.
                            AUDIT COMMITTEE CHARTER

                                  ORGANIZATION

     The Committee shall be composed of at least three directors, each of whom shall be free of any relationship that, in the business judgment of the Board, would interfere with the exercise of their independence from management and the Company. Each Committee member shall also be financially literate as this qualification is interpreted by the Board, or become financially literate within a reasonable time after appointment to the Committee, and at least one member of the Committee shall possess accounting or related financial management expertise. In determining financial expertise, the Board may consider past employment experience or background, including being or having been a chief financial officer or other senior officer with financial oversight responsibilities. In addition to these requirements for Committee members, the Board shall consider other applicable stock exchange or regulatory requirements in determining a director's eligibility to serve on the Committee.


                              STATEMENT OF POLICY

     The Committee shall provide assistance to the Board in: (i) fulfilling its oversight of the corporate accounting and reporting practices of the Company and the financial reports and related independent audits of the Company, (ii) selecting the independent auditors, and (iii) evaluating the independence of the independent auditors. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors and the financial management of Company.


                               RESPONSIBILITIES

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to provide oversight to the Board and shareholders to help see to it that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements. The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and polices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The external auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, except as required by other provisions of this charter. Therefore, it is not the duty or responsibility of the Committee to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Committee shall be entitled to rely on (i) the integrity and skill of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board).

     In carrying out these responsibilities, the Committee will:

    o Review and recommend to the Board the independent auditors to be selected to audit the financial statements of the Company and its subsidiaries. Such independent auditors shall be ultimately accountable to the Board and the Committee as representatives of the shareholders, and the Board and the Committee shall have the ultimate responsibility to select, evaluate and, where appropriate, to replace the independent auditors.

    o Require that the independent auditors annually provide a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board (ISB) Standard No. 1. The Committee shall be responsible for actively engaging in a dialogue with the independent auditors and recommending action to the Board as appropriate with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors.

    o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of such audit, including any comments or recommendations of the independent auditors.

    o Review with the independent auditors and the financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

    o Review the competence of the key partners and managers of the accounting firm that is responsible for the audit on an annual basis.

    o Discuss, or the Committee Chairperson will discuss, matters identified during the auditors' review of interim financial information with the auditors and management prior to the filing of the Company's Form 10-Q.

    o Review the financial statements contained in the Annual Report to Shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

    o Discuss with the independent auditors and the Company's financial management the auditors' judgments about the quality of the Company's accounting principles as applied in its financial reporting and significant judgments affecting the financial statements. The discussion should include such matters as the consistency of application of accounting polices and the clarity and completeness of the Company's accounting information contained in the financial statements and related disclosures.

    o Review and reassess the adequacy of this charter on an annual basis.

    o As required by the applicable regulations, provide a report in the annual proxy statement disclosing that the Committee has: (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors that the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, (iii) received the written disclosures and the letter from the independent auditors required by the ISB Standard No. 1, as may be modified and supplemented, and has discussed with the auditors the auditors' independence and (iv) disclosed that based on the review and discussions described in (i) through (iii) above, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

    o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

    o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each committee meeting with, the Board.

    o Investigate any matter brought to the attention within the scope of its duties, with the power to retain outside counsel or independent accountants for this purpose if, in its judgment, that is appropriate.


                            RESOURCES AND AUTHORITY


     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage in outside auditors for special audits, reviews, and other procedures and to retain special counsel and other experts or consultants.


                               ******************


     In accordance with the rules and regulations of the SEC, the above Audit Committee Charter shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of the Securities Exchange Act of 1934 or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other filed document.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                      PROXY

                      NATIONAL INFORMATION CONSORTIUM, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD ON MAY 7, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of National Information Consortium, Inc. (the Company )hereby constitutes and appoints Jeffrey S. Fraser and Ross C. Hartley, or either of them, as attorneys and proxies to appear, attend, and vote all of the shares of the Common Stock of National Information Consortium, Inc. standing in the name of the undersigned at the Annual Meeting of Shareholders of National Information Consortium, Inc. to be held at the Doubletree Hotel, Corporate Woods, 10100 College Boulevard, Overland Park, Kansas, on May 7, 2002, at 10:00 a.m., Central Daylight Time, and at any adjournment or adjournments thereof.


Address Change:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                        (If you noted an address change above, please check
                           the corresponding box on the reverse side. )

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

------------                                                        ------------
    SEE                                                                 SEE
REVERSE SIDE                                                        REVERSE SIDE
------------                                                        ------------

NATIONAL INFORMATION CONSORTIUM, INC.
12 CORPORATE WOODS
10975 BENSON STREET, SUITE 390
OVERLAND PARK, KS 66210

                             VOTE BY MAIL
                             Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to National Information Consortium, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.








TO VOTE, MARK BLOCKS BELOW IN                KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS:      NINFO1
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
NATIONAL INFORMATION CONSORTIUM, INC.

Vote on Directors

1. Election of Directors.

   Nominees:  (01) Jeffrey S. Fraser,         For        Withhold       For All
              (02) James B. Dodd,             All           All         Except
              (03) John L. Bunce, Jr.,
              (04) Dan Evans,
              (05) Ross C. Hartley, and       [ ]           [ ]         [ ]
              (06) Pete Wilson.


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

---------------------------------------------------------


Vote on Proposals

                                             For        Against      Abstain
2. Amend the Company's Articles of
   Incorporation to change the               [ ]          [ ]          [ ]
   Company's name to NIC Inc.

3. Ratify the appointment of
   PricewaterhouseCoopers LLP as
   independent auditors for the fiscal       [ ]          [ ]          [ ]
   year ended December 31, 2002.

In the discretion of the designated proxies upon such other business relating to the foregoing as may properly come before the meeting, and such matters incidental to the conduct of the meeting, and at any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSALS ONE, TWO AND THREE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

Please mark, date, and sign your name exactly as it as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee, or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.      [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE ON          [ ]
THE REVERSE SIDE.

------------------------------------------------------

------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date


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Signature (Joint Owners)                 Date

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